EXHIBIT 99.4

Griffin-American Healthcare REIT III, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of September 30, 2015 and for the Nine Months Ended September 30, 2015
and for the Year Ended December 31, 2014

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and Annual Report on Form 10-K for the year ended December 31, 2014. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 is presented as if we acquired Trilogy Investors LLC, or Trilogy, on September 30, 2015. Trilogy was acquired using a combination of debt financings, including assumed mortgage loans and borrowings under lines of credit, and proceeds, net of offering costs, received from our initial public offering, or our offering, through the acquisition date. However, the pro forma adjustments assume that the proceeds from the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of September 30, 2015.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if we acquired Pennsylvania Senior Housing Portfolio and Trilogy, or collectively the Properties, on January 1, 2014. The Properties were acquired using a combination of debt financing from either assumed mortgage loans or proceeds from lines of credit, and proceeds, net of offering costs, received from our offering through the acquisition date. However, the pro forma adjustments assume that the proceeds from the assumed loans and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 1, 2014.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed consolidated financial statements are described in the accompanying notes, which should be read together with the pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT III, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2015

	Company Historical (A)	Acquisition of Trilogy Investors, LLC (B)		Company Pro Forma

ASSETS

Real estate investments, net	$938,136,000	$767,862,000		$1,705,998,000
Real estate notes receivable, net	82,835,000	13,576,000		96,411,000
Cash and cash equivalents	587,294,000	(362,899,000)		224,395,000
Accounts and other receivables, net	7,662,000	95,239,000		102,901,000
Restricted cash	2,038,000	17,186,000		19,224,000
Real estate and escrow deposits	2,700,000	2,399,000		5,099,000
Identified intangible assets, net	80,887,000	265,011,000		345,898,000
Other assets, net	7,072,000	69,301,000		76,373,000
Total assets	$1,708,624,000	$867,675,000		$2,576,299,000

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND EQUITY

Liabilities:
Mortgage loans payable, net	$101,335,000	$186,654,000		$287,989,000
Senior secured facility and lines of credit	—	360,000,000		360,000,000
Accounts payable and accrued liabilities	27,061,000	75,621,000		102,682,000
Accounts payable due to affiliates	880,000	—		880,000
Identified intangible liabilities, net	946,000	—		946,000
Security deposits, prepaid rent and other liabilities	10,009,000	43,988,000		53,997,000
Total liabilities	140,231,000	666,263,000		806,494,000

Commitments and contingencies

Redeemable noncontrolling interest	2,000	22,986,000	C	22,988,000

Equity:
Stockholders' equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 189,519,428 shares issued and outstanding as of September 30, 2015	1,895,000	—	D	1,895,000
Additional paid-in capital	1,703,080,000	—	D	1,703,080,000
Accumulated deficit	(133,920,000)	(22,428,000)	E	(156,348,000)
Accumulated other comprehensive loss	(160,000)	—		(160,000)
Total stockholders' equity	1,570,895,000	(22,428,000)		1,548,467,000
Noncontrolling interest	(2,504,000)	200,854,000	C	198,350,000
Total equity	1,568,391,000	178,426,000		1,746,817,000
Total liabilities, redeemable noncontrolling interest and equity	$1,708,624,000	$867,675,000		$2,576,299,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT III, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015

		Pennsylvania	Trilogy	Trilogy
	Company	Senior Housing	Investors, LLC	Pro Forma		Company
	Historical (F)	Portfolio (G)	Historical (H)	Adjustments		Pro Forma

Revenues:
Real estate revenue	$44,414,000	$—	$—	$—		$44,414,000
Resident fees and services	15,513,000	8,416,000	500,372,000	—		524,301,000
Other operating revenues	—	—	60,584,000	(2,619,000)	I	57,965,000
Total revenues	59,927,000	8,416,000	560,956,000	(2,619,000)		626,680,000
Expenses:
Property operating expenses	24,638,000	3,440,000	499,866,000	12,712,000	J	540,656,000
General and administrative	8,352,000	2,342,000	—	4,406,000	K	15,100,000
Acquisition related expenses	34,628,000	(334,000)	4,062,000	(12,200,000)	L	26,156,000
Depreciation and amortization	27,794,000	1,734,000	26,304,000	(7,278,000)	M	48,554,000
Total expenses	95,412,000	7,182,000	530,232,000	(2,360,000)		630,466,000
(Loss) income from operations	(35,485,000)	1,234,000	30,724,000	(259,000)		(3,786,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount/premium)	(1,855,000)	(262,000)	(22,338,000)	2,815,000	N	(21,640,000)
Foreign currency loss	(1,887,000)	—	—	—		(1,887,000)
Interest income and other	675,000	—	680,000	(663,000)	O	692,000
(Loss) income before income taxes	(38,552,000)	972,000	9,066,000	1,893,000		(26,621,000)
Income tax (expense) benefit	(330,000)	—	123,000	(150,000)	P	(357,000)
Net (loss) income from continuing operations	(38,882,000)	972,000	9,189,000	1,743,000		(26,978,000)
Net income from discontinued operations, net of tax	—	—	8,000	(8,000)	Q	—
Net (loss) income	(38,882,000)	972,000	9,197,000	1,735,000		(26,978,000)
Less: net (loss) income attributable to noncontrolling interest	(2,504,000)	—	—	3,977,000	R	1,473,000
Net (loss) income attributable to controlling interest	$(36,378,000)	$972,000	$9,197,000	$(2,242,000)		$(28,451,000)
Net loss per common share attributable to controlling interest - basic and diluted	$(0.20)					$(0.12)
Weighted average number of common shares outstanding - basic and diluted	180,472,403					242,958,650	S

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

GRIFFIN-AMERICAN HEALTHCARE REIT III, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2014

		Pennsylvania	Trilogy	Trilogy
	Company	Senior Housing	Investors, LLC	Pro Forma		Company
	Historical (T)	Portfolio (U)	Historical (V)	Adjustments		Pro Forma

Revenues:
Real estate revenue	$3,481,000	$—	$—	$—		$3,481,000
Resident fees and services	—	16,387,000	596,066,000	—		612,453,000
Other operating revenues	—	—	73,714,000	(1,162,000)	W	72,552,000
Total revenues	3,481,000	16,387,000	669,780,000	(1,162,000)		688,486,000
Expenses:
Property operating expenses	899,000	6,857,000	603,557,000	14,478,000	X	625,791,000
General and administrative	1,238,000	4,238,000	—	5,875,000	Y	11,351,000
Acquisition related expenses	8,199,000	(58,000)	—	—		8,141,000
Depreciation and amortization	1,510,000	9,594,000	27,044,000	182,293,000	Z	220,441,000
Total expenses	11,846,000	20,631,000	630,601,000	202,646,000		865,724,000
(Loss) income from operations	(8,365,000)	(4,244,000)	39,179,000	(203,808,000)		(177,238,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount/premium)	(258,000)	(525,000)	(30,475,000)	5,556,000	AA	(25,702,000)
Interest income and other income (expense)	25,000	—	548,000	(1,238,000)	BB	(665,000)
(Loss) income before income taxes	(8,598,000)	(4,769,000)	9,252,000	(199,490,000)		(203,605,000)
Income tax (expense) benefit	—	—	626,000	(706,000)	CC	(80,000)
Net (loss) income from continuing operations	(8,598,000)	(4,769,000)	9,878,000	(200,196,000)		(203,685,000)
Net income from discontinued operations, net of tax	—	—	14,583,000	(14,583,000)	DD	—
Net (loss) income	(8,598,000)	(4,769,000)	24,461,000	(214,779,000)		(203,685,000)
Less: net income (loss) attributable to noncontrolling interest	—	—	—	(60,862,000)	EE	(60,862,000)
Net (loss) income attributable to controlling interest	$(8,598,000)	$(4,769,000)	$24,461,000	$(153,917,000)		$(142,823,000)
Net loss per common share attributable to controlling interest - basic and diluted	$(0.66)					$(1.89)
Weighted average number of common shares outstanding - basic and diluted	13,052,785					75,539,032	FF

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Griffin-American Healthcare REIT III, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Note 1 – Basis of Pro Forma Presentation
We have accounted for the acquisition of Trilogy under the acquisition method of accounting in accordance with the authoritative guidance on business combinations. The accounting for the acquisition of Trilogy was based on a preliminary valuation of the assets acquired and liabilities assumed and are subject to revision as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed become available. The final allocation may include changes to the amount of intangible assets, goodwill, and real estate investments as well as other items. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material. Additionally, the differences, if any, could have a material impact on the accompanying unaudited pro forma condensed consolidated financial statements and our future results of operation and financial position.

Note 2- Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015

(A)	As reported in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2015.

(B)
Amounts represent the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of Trilogy. The purchase price, plus closing costs and acquisition fees, was financed using a combination of debt proceeds and proceeds, net of offering costs, received from our offering.

(C)	Amounts represent the approximate 4% redeemable noncontrolling interest retained by certain rollover holders and the 30% noncontrolling interest of Trilogy held by our Joint Venture partner.

(D)
Trilogy was acquired using proceeds, net of offering costs, received from our offering through the acquisition date at $10.00 per share. The pro forma adjustments assume the proceeds were raised as of September 30, 2015.

(E)	Amount represents the one-time acquisition-related expenses incurred in connection with the acquisition of Trilogy, not included in the historical results.

Note 3 - Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2015

(F)	As reported in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

(G)
Amount represents the previously reported estimated operations, including pro forma adjustments, based on historical operations of Pennsylvania Senior Housing Portfolio. For additional information on the acquisition of Pennsylvania Senior Housing Portfolio refer to Form 8-K/A filed on September 9, 2015.

(H)
The consolidated statements of operations of Trilogy for the nine months ended September 30, 2015 have been derived from the historical consolidated financial statements included in this Current Report on Form 8-K/A with certain reclassification adjustments.

(I)	Amount represents the elimination of income that Trilogy received for managing third party properties. Such management services are not being provided by Trilogy subsequent to the acquisition.

(J)
Amount represents the incremental management fees and profits interest expense in the amount of $12,712,000 for the nine months ended September 30, 2015. Pursuant to the management services agreement entered into in connection with the transaction, the manager will be paid a percentage of monthly adjusted revenues as a management fee (4.75% in the first annual period and 4.50% for the second annual period). We assumed that the agreement replaced the previous property management agreement and that the year ended December 31, 2014 was the first annual term of the agreement. In addition, we entered into a profits interest agreement with Trilogy’s management company in which it could earn the right to participate in profits of Trilogy if certain levels of performance are met.

(K)
Amount represents an asset management fee of $3,772,000 and property management of $634,000. Pursuant to our advisory agreement, our advisor is paid a monthly fee for services rendered in connection with the management of our assets equal to one twelfth of 0.75% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of acquisition of Trilogy, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the nine months ended September 30, 2015. In addition, our advisor is paid a monthly property management fee equal to a 1% of the gross monthly cash receipts of properties that are stand-alone, single-tenant, net leased property.

(L)
We incurred a total of $8,691,000 in acquisition related expenses in connection with the acquisition of Trilogy during the nine months ended September 30, 2015. Trilogy incurred a total of $3,509,000 in acquisition related expenses in connection with the transaction during the same period. As these are nonrecurring charges directly related to the acquisition, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015.

(M)
Amount represents (i) an adjustment to decrease depreciation expense of $7,002,000 resulting from the allocation of the purchase price to acquired real estate investments and (ii) an adjustment to decrease intangible asset amortization expense of $276,000 related to the elimination of the historical intangible asset amortization expense of Trilogy offset by the amortization expense related to the acquired identifiable intangible assets for the nine months ended September 30, 2015. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 3 to 39 years.

(N)
Amount represents (i) the elimination of $15,266,000 of historical interest expense of Trilogy, including the amortization of deferred financing costs related to debt that was repaid at the closing of the acquisition, (ii) interest expense of $11,763,000 on the new debt that was issued to fund a portion of the cash consideration payable in connection with the acquisition of Trilogy, including the amortization of debt financing costs associated with the new debt, and (iii) the amortization of $648,000 of debt premium on the assumed mortgage loans for the nine months ended September 30, 2015.

(O)
Amount represents the elimination of interest income related to Trilogy's interest rate swap that was not assumed in the acquisition and elimination of income related to discontinued operations that will not continue post transaction.

(P)	Amount represents a Trilogy income tax benefit related to a deferred tax asset that was not acquired.

(Q)	Amount represents the elimination of discontinued operations as these costs do not have a continuing impact on the results of operations.

(R)	Amount represents the allocation of earnings to the noncontrolling interest, which primarily relates to the 30% interest of Trilogy, held by our Joint Venture partner.

(S)
Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Trilogy and Pennsylvania Senior Housing Portfolio. The calculation assumes these proceeds were raised as of January 1, 2014.

Note 4 - Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014

(T)	As reported in our Annual Report on Form 10-K for the year ended December 31, 2014.

(U)
Amount represents the previously reported estimated operations, including pro forma adjustments, based on historical operations of Pennsylvania Senior Housing Portfolio. For additional information on the acquisition of Pennsylvania Senior Housing Portfolio refer to Form 8-K/A filed on September 9, 2015.

(V)
The consolidated statement of operations of Trilogy for the year ended December 31, 2014 have been derived from the historical consolidated financial statements included in this Current Report on Form 8-K/A with certain reclassification adjustments.

(W)	Amount represents the elimination of income that Trilogy received for managing third party properties. Such management services are not being provided by Trilogy subsequent to the acquisition.

(X)
Amount represents the incremental management fee and profit and interest expense in the amount of $14,478,000 for the year ended December 31, 2014. Pursuant to the management services agreement entered into in connection with the transaction, the manager is paid a percentage of monthly adjusted revenues as a management fee (4.75% in the first annual period and 4.50% for the second annual period). We assumed that the agreement replaced the previous property management agreement and that the year ended December 31, 2014 was the first annual term of the agreement. In addition, we entered into a profits interest agreement with Trilogy’s management company in which it could earn the right to participate in profits of Trilogy if certain levels of performance are met.

(Y)
Amount represents an asset management fee of $5,029,000 and property management of $846,000. Pursuant to our advisory agreement, our advisor is paid a monthly fee for services rendered in connection with the management of our assets equal to one twelfth of 0.75% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of acquisition of Trilogy, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the nine months ended September 30, 2015. In addition, our advisor is paid a monthly property management fee equal to a 1% of the gross monthly cash receipts of properties that are stand-alone, single-tenant, net leased property.

(Z)
Amount represents (i) an adjustment to (decrease) depreciation expense of $(785,000) resulting from the allocation of the purchase price to acquired real estate investments and (ii) an adjustment to increase intangible asset amortization expense of $183,078,000 related to the elimination of the historical intangible asset amortization expense of Trilogy offset by the amortization expense related to the acquired identifiable intangible assets for the year ended December 31, 2014. The amortization expense for the year ended December 31, 2014 relates to the in place leases that were acquired and amortized over a one year period.

(AA)
Amount represents (i) the elimination of $22,104,000 of historical interest expense of Trilogy, including the amortization of deferred financing costs related to debt that was repaid at the closing of the acquisition, (ii) interest expense of $15,684,000 on the new debt that was issued to fund a portion of the cash consideration payable in connection with the acquisition of Trilogy, including the amortization of debt financing costs associated with the new debt, and (iii) the amortization of $864,000 of debt premium on the assumed mortgage loans for the year ended December 31, 2014.

(BB)
Amount represents the elimination of interest income related to Trilogy's interest rate swap that was not assumed in the acquisition and elimination of income related to discontinued operations that will not continue post transaction.

(CC)	Amount represents a Trilogy income tax benefit related to a deferred tax asset that was not acquired.

(DD)	Amount represents the elimination of discontinued operations as these costs do not have a continuing impact on the results of operations.

(EE)	Amount represents the allocation of earnings to the noncontrolling interest, which primarily relates to the 30% interest of Trilogy, held by our Joint Venture partner.

(FF)
Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Trilogy and Pennsylvania Senior Housing Portfolio. The calculation assumes these proceeds were raised as of January 1, 2014.